                                                                   EXHIBIT 10.14

To:  The Manager
     THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
                                Office
    ---------------------------

GUARANTEE BY LIMITED COMPANY (LIMITED AMOUNT-UNDER SEAL)

1.   DEFINITIONS

     "Bank" means The Hongkong and Shanghai Banking Corporation Limited at any of its offices and its successors and assigns;
     "Banking Facilities" means such facilities, credit or other contractual arrangements and accommodations as the Bank may make or continue to make available to the Customer or to any other person at the request of the Customer, to such extent and for so long as the Bank may think fit;
     "Customer" means the person whose name and address are specified in the Schedule;
     "Default Interest" means interest at such rate as the Bank may specify, compounded monthly if not paid on the dates specified by the Bank;
     "Exchange Rate" means the rate for converting one currency into another currency which the bank determines to be prevailing in the relevant foreign exchange market at the relevant time, such determination to be conclusive and binding on the Guarantor;
     "Guaranteed Moneys" means (i) all moneys in any currency owing by the Customer to the Bank at any time, actually or contingently, in any capacity, alone or jointly with any other person, (ii) interest (including Default Interest) on such moneys (both before and after any demand or judgment), to the date on which the Bank receives payment, at the rates payable by the Customer or which would have been payable but for any circumstance which restricts payment,
(iii) expenses of the Bank in enforcing this Guarantee on a full indemnity basis and (iv) all other liabilities of the Customer to the Bank;
     "Guarantor" means the person whose name and address are specified in the Schedule and its successors;
     "Maximum Liability" means the sum specified in the Schedule plus Default Interest on that sum and expenses of the Bank in enforcing this Guarantee on a full indemnity basis; where a liability for Guaranteed Moneys is incurred in a currency different from the currency in which the Maximum Liability is stated and the equivalent of that liability in the currency in which the Maximum Liability is stated, calculated at the Exchange Rate, has increased since it was incurred, that increase shall be added to the Maximum Liability;
     "Person" includes an individual, firm, company, corporation and an unincorporated body of persons; and
     "Process Agent" means the person, if any, whose name and Singapore address are specified in the Schedule.

2.   GUARANTEE

     2.01 In consideration of the Banking Facilities, the Guarantor irrevocably and unconditionally guarantees to pay the Guaranteed Moneys to the Bank on demand.

     2.02  The liability of the Guarantor shall not exceed the Maximum
Liability.

     2.03 The Guarantor shall pay Default Interest (to the extent that it is not paid by the Customer) on the Guaranteed Moneys from the date of demand by the Bank on the Guarantor until the Bank receives payment of the whole of the Guaranteed Moneys (both before and after any demand or judgment or any circumstance which restricts payment by the Customer).

     2.04 A certificate of balance signed by any duly authorised officer of the Bank shall be conclusive evidence against the Guarantor of the amount of the Guaranteed Moneys owing at any time.

     2.05 The Bank shall be entitled to retain this Guarantee and any security it has in respect of the Guaranteed Moneys for such period as the bank may certify to the Guarantor to be appropriate in order to protect the interests of the Bank in respect of the Guaranteed Moneys.

3.   CONTINUING AND ADDITIONAL SECURITY

     3.01 This Guarantee is a continuing security and shall secure the whole of the Guaranteed Moneys until one calendar month after receipt by the Bank of notice in writing by the Guarantor or a liquidator or receiver of the Guarantor to terminate it. Nevertheless and despite the giving of such notice, this Guarantee shall continue to apply to the Guaranteed Moneys in respect of which the Customer is or becomes actually or contingently liable up to such termination and the Guarantor guarantees to pay such Guaranteed Moneys to the Bank on demand whether that demand is made before, at the time of or after such termination.

     3.02 This Guarantee is in addition to, and shall not be affected by and may be enforced despite the existence of any other guarantee or security held by the Bank.

4.   CUSTOMER'S ACCOUNTS

     The Bank may, at any time and despite the termination of this Guarantee, continue any existing account and open any new account in the name of the Customer and no subsequent transactions, receipts or payments involving such new accounts shall affect the liability of the Guarantor.

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5.   PAYMENTS

     5.01 Payments by the Guarantor shall be made to the Bank as specified by the Bank without any set-off, counterclaim, withholding or condition of any kind except that, if the Guarantor is compelled by law to make such withholding, the sum payable by the Guarantor shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.

     5.02 Payment by the Guarantor to the Bank shall be in the currency of the relevant liability or, if the Bank so agrees in writing, in a different currency, in which case the conversion to that different currency shall be made at the Exchange Rate.

     5.03 No payment to the Bank under this Guarantee pursuant to any judgment, court order or otherwise shall discharge the obligation of the Guarantor in respect of which it was made unless and until payment in full has been received in the currency in which it is payable under this Guarantee and, to the extent that the amount of any such payment shall, on actual conversion into such currency, at the Exchange Rate, fall short of the amount of the obligation, expressed in that currency, the Guarantor shall be liable for the shortfall.

     5.04 Any moneys paid to the Bank in respect of the Guaranteed Moneys may be applied in or towards satisfaction of the same or placed to the credit of such account as the Bank may determine with a view to preserving its rights to prove for the whole of the Guaranteed Moneys.

     5.05 If any moneys paid to the Bank in respect of the Guaranteed Moneys are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the Bank shall be entitled to enforce this Guarantee as if such moneys had not been paid.

6.   SET-OFF

     The Bank may, at any time and without notice, apply any credit balance to which the Guarantor is entitled on any account with the Bank in or towards satisfaction of the Guaranteed Moneys. For this purpose, the Bank is authorised to purchase, at the Exchange Rate, such other currencies as may be necessary to effect such application with the moneys standing to the credit of such account.

7.   LIEN

     The Bank is authorised to exercise lien over all property of the Guarantor coming into the possession or control of the Bank, for custody or any other reason and whether or not in the ordinary course of banking business, with power for the Bank to sell such property to satisfy the Guaranteed Moneys.

8.   GUARANTOR AS PRINCIPAL DEBTOR

     The liability of the Guarantor under this Guarantee shall not be discharged or otherwise affected by reason of the Bank entering into any agreement or arrangement with the Customer or any other person or by reason of any legal limitation, disability or incapacity or any other act, omission or circumstance which, but for this provision, would discharge the Guarantor to any extent. Any Guaranteed Moneys which may not be recoverable from the Customer for any such reason shall be recoverable by the Bank from the Guarantor as principal debtor by way of indemnity, on demand, together with Default Interest thereon in accordance with Clause 2.03.

9.   GUARANTOR AS TRUSTEE

     9.01 The Guarantor shall not, until the whole of the Guaranteed Moneys have been received by the Bank, exercise its rights of subrogation, indemnity, set-off or counterclaim against the Customer or its rights to participate in any security the Bank has in respect of the Guaranteed Moneys or, unless required by the Bank to do so, to prove in the bankruptcy or liquidation of the Customer. The Guarantor shall hold any amount recovered, as a result of the exercise of any of such rights, on trust for the Bank and shall pay the same to the Bank immediately on receipt.

     9.02 The Guarantor has not taken any security from the Customer and agrees not to do so until the Bank has received the whole of the Guaranteed Moneys. Any security taken by the Guarantor in breach of this provision shall be held in trust for the Bank as security for the Guaranteed Moneys and all moneys at any time received in respect thereof shall be paid to the Bank immediately on receipt.

10.  NO WAIVER

     No act or omission by the Bank pursuant to this Guarantee shall affect its rights, powers and remedies hereunder or any further or other exercise of such rights, powers or remedies.

11.  ASSIGNMENT

     The Guarantor may not assign or transfer any of its rights or obligations hereunder. The Bank may assign any of its rights hereunder to a person in whose favour it has made an assignment of all or any of the Banking Facilities.

12.  COMMUNICATIONS

     Any notice, demand or other communication under this Guarantee shall be in writing addressed to the Guarantor at its registered office address or at the last address registered with the Bank and addressed to the Bank at its office specified in the Schedule or such other address as the Bank may notify to the Guarantor for this purpose and may be delivered personally, by

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leaving it at such address, by post, facsimile transmission or telex and shall be deemed to have been delivered to the Guarantor at the time of personal delivery or on leaving it at such address or on the second day following the day of posting or on the day of despatch, if sent by facsimile transmission or telex, and to the Bank on the day of actual receipt.

13.  SEVERABILITY
Each of the provisions of this Guarantee is severable and distinct from the others and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way.

14. GOVERNING LAW AND JURISDICTION
14.01 This Guarantee is governed by and shall be construed in accordance with the laws of Singapore.

14.02 The Guarantor submits to the non-exclusive jurisdiction of the Singapore Courts and the Singapore Courts shall have the jurisdiction to hear and determine any action in respect of the Guarantee herein but this Guarantee may be enforced in the Courts of any competent jurisdiction.

15.  PROCESS AGENT
In the event of any action in respect of the Guarantee herein being begun, the process by which it is begun may be served on the Guarantor on the Process Agent if any is specified in the Schedule.
For the purpose of accepting service of any writ of summons or any legal process in Singapore in respect of any proceedings instituted in the Singapore Courts in connection with this Guarantee, the Guarantor hereby irrevocably appoints the Process Agent specified in the Schedule as its agent in Singapore for the said purpose and, in this respect, the Process Agent hereby irrevocably accepts such appointment as the Process Agent.

16.  EXECUTION
This Guarantee has been entered into by the Guarantor under its common or corporate seal, whichever may be affixed below on February 16, on 1995.
                                                  ------------      --

                                   SCHEDULE

Customer's Name    FOUR MEDIA COMPANY ASIA PTE LTD
                ---------------------------------------------------------------

Address  9 PENANG ROAD #13-21, PARK MALL, SINGAPORE 0923
       ------------------------------------------------------------------------

Guarantor's Name  FOUR MEDIA COMPANY
                ---------------------------------------------------------------

Address  2813 WEST ALAMEDA AVENUE, BURBANK, CALIFORNIA 91505-4455, U.S.A.
       ------------------------------------------------------------------------

Specified Sum in Respect of Maximum Liability The Principal Sum of Singapore
                                              ---------------------------------
                                              Dollars 16.95 Million
                                              ---------------------
                                              (S$16,950,000.00), all interest
                                              thereon and all costs expenses and
                                              other liabilities in relation
                                              thereto.

Process Agent  FOUR MEDIA COMPANY ASIA PTE LTD
             ------------------------------------------------------------------

Address  9 PENANG ROAD #13-21, PARK MALL, SINGAPORE 0923
       ------------------------------------------------------------------------
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The Corporate Seal of the Guarantor was  )
hereunto affixed in the presence of:     )
                                                FOUR MEDIA COMPANY
                                                a Delaware Corporation.

[CORPORATE SEAL]
                                         By: /s/ Robert T. Walston
----------------------------             ------------------------------------

----------------------------             Name    Robert T. Walston
                                             ---------------------
----------------------------             Designation: Chief Executive Officer
                                                     ------------------------
                                         Before me,

                                         ------------------------------------
                                         Notary Public


(Where the Process Agent is a Company)               [NOTARY PUBLIC SEAL]

The Common Seal of the Process Agent      )
was hereunto affixed in the presence of:  )

/s/ Robert T. Walston                    /s/ Gavin W. Schutz
--------------------------------------   --------------------------------------
Director                                 Director/Secretary


Name  Robert T. Walston                  Name  Gavin W. Schutz
    ----------------------------------       ----------------------------------

Identification  Managing Director       Identification  Director
               -----------------------                  -----------------------


(Where the Process Agent is an Individual)

Signed Sealed and Delivered by           )
the Process Agent in the presence of:    )



--------------------------------------
Witness Signature

Name
    ----------------------------------

Identification
              ------------------------

Address
       -------------------------------

--------------------------------------

--------------------------------------

STATE OF CALIFORNIA   )
                      )  ss:
COUNTY OF LOS ANGELES )


     On February 16, 1995, before me, Lana L. Torres, a Notary Public,
                                      --------------
personally appeared Robert T. Walston, personally known to me (or proved to me
                    -----------------
on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Signature    /s/ LANA L. TORRES
          ------------------------

(Seal)

         [NOTARY SEAL OF LANA L. TORRES]